UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2006


                           GOLDEN STAR RESOURCES LTD.
             (Exact name of registrant as specified in its charter)



             CANADA                   1-12284               98-0101955

 (State or other jurisdiction of    (Commission          (I.R.S. Employer
  incorporation or organization)    File Number)       Identification Number)


   10901 West Toller Drive,                                 80127-6312
   Suite 300                                                (Zip Code)
   Littleton, Colorado
   (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 830-9000

                                    No Change
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On May 10, 2006, Golden Star Resources Ltd. issued a press release reporting its unaudited financial results for the quarter ended March 31, 2006. A copy of this press release is attached hereto as Exhibits 99.1 and is incorporated by reference herein.

     The information in this Form 8-K, including the information set forth in
Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit
           No.     Description
         -------   -------------------------------------------------------------
           99.1    Press release of Golden Star Resources Ltd., dated May 10,
                   2006, reporting unaudited financial results for the quarter ended March 31, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 10, 2006

                                             Golden Star Resources Ltd.


                                             By: /s/ Allan J. Marter
                                                --------------------------------
                                                 Allan J. Marter
                                                 Senior Vice President and Chief
                                                 Financial Officer

                                  EXHIBIT INDEX



         Exhibit
           No.     Description
         -------   -------------------------------------------------------------
           99.1    Press release of Golden Star Resources Ltd., dated May 10,
                   2006, reporting unaudited financial results for the quarter ended March 31, 2006.